OTHER FINANCIAL ITEMS, NET (Narrative) (Details) - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2018	Jun. 30, 2017	Dec. 31, 2017
Other Financial Items- Text Details [Abstract]
Reclassified from Other comprehensive income as a result of certain interest rate swaps	$ 100	$ 700	$ 1,600
Gain (loss) from foreign currency translation	100	(800)	(4,500)
Net unrealized gain	$ 15,304	$ 0	$ 0